BYLAWS OF
                           SEQUIAM ACQUISITIONS, INC.
                           (A CALIFORNIA CORPORATION)

                                    ARTICLE I

                                     OFFICES

     SECTION 1.01     Principal Executive Office. The principal executive office
                      --------------------------
of the Corporation is hereby fixed and located at 1706 Winding Ridge Road, Knoxville, Tennesse 37922. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. Any such change shall be noted on the Bylaws by the Secretary, opposite this Section, or this Section may be amended to state the new location.

     SECTION  1.02     Other Offices.  Other business offices may at any time be
                       -------------
established by the Board of Directors at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     SECTION  2.01     Place  of  Meetings.  All  annual  or  other  meetings of
                       -------------------
Shareholders shall be held at the principal executive office of the Corporation, or at any other place within or without the State of California which may be designated either by the Board of Directors or by the written consent of all persons entitled to vote thereat and not present at the meeting, given either before or after the meeting and filed with the Secretary of the Corporation.

     SECTION  2.02     Annual  Meetings.  The  annual  meetings  of Shareholders
                       ----------------
shall be held at such time fixed by resolution of the Board of Directors. At such meetings, Directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the Shareholders.

          (A) Written notice of each annual meeting shall be given to each Shareholder entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such Shareholder at their address appearing on the books of the Corporation or given by such Shareholder to the Corporation for the purpose of notice. If any notice or report addressed to the Shareholder at the address of such Shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the


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notice  or  report  to  the  Shareholder  at such address, all future notices or reports shall be deemed to have been given without further mailing if the same shall be available for the Shareholder upon written demand of the Shareholder at the principal executive office of the Corporation for a period of one year from the date of the giving of the notice or report to all other Shareholders. If a Shareholder gives no address, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal executive office of the Corporation is situated, or if published at least once in a newspaper of general circulation in the county in which said principal executive office is located.

          (B) All such notices shall be given to each Shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation shall be prima facie evidence of the giving of the notice.

          (C)     The  foregoing  notices  shall  specify:

               (1)     the  place,  the  date,  and  the  hour  of such meeting;

               (2) those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the Shareholders;

               (3) if Directors are to be elected, the names of nominees intended at the time of the notice to be presented for election;

               (4) the general nature of a proposal, if any, to take action with respect to approval of, (i) a contract or other transaction with an interested Director, (ii) amendment of the Articles of Incorporation, (iii) a reorganization of the Corporation as defined in Section 181 of the California Corporations Code, (iv) voluntary dissolution of the Corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

               (5) such other matters, if any, as may be expressly required by statute.

     SECTION  2.03     Special  Meetings.  Special meetings of the Shareholders,
                       -----------------
for  the  purpose  of  taking any action permitted by the Shareholders


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under the California Corporations Code and the Articles of Incorporation of this
Corporation, may be called at any time by the Chairman of the Board or the President, or by the Board of Directors, or by one (1) or more Shareholders holding not less than ten percent (10%) of the votes at the meeting. Upon request in writing that a special meeting of Shareholders be called for any proper purpose, directed to the Chairman of the Board, President, Vice-President or Secretary by any person (other than the Board of Directors) entitled to call a special meeting of Shareholders, the Officer forthwith shall cause notice to be given to Shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of Shareholders. In addition to the matters required by items C(1) and, if applicable, C(2) of the preceding Section, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

     SECTION 2.04     Quorum.  The presence in person or by proxy of the persons
                      ------
entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     SECTION  2.05     Adjourned  Meeting and Notice Thereof.  Any Shareholders'
                       -------------------------------------
meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in Section 2.04 above.

          (A) When any Shareholders' meeting, either annual or special, is adjourned for forty-five (45) days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

          (B) Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.


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     SECTION 2.06     Voting.  Unless a record date for voting purposes is fixed
                      ------
as provided in Section 6.01 of Article VI of these Bylaws then, subject to the provisions of Sections 702 and 704, inclusive, of the California Corporations Code (relating to voting of shares held by a fiduciary, in the name of a Corporation, or in joint ownership), only persons in whose names shares entitled to vote stand on the stock records of the Corporation at the close of business on the business day next preceding the day on which notice of the meeting is given or if such notice is waived, at the close of business on the business day next preceding the day on which the meeting of Shareholders is held, shall be entitled to vote at such meeting, and such day shall be the record date for such meeting. Such vote may be viva voce or by ballot; provided, however, that all elections for Directors must be by ballot upon demand made by a Shareholder at any election and before the voting begins. If a quorum is present, except with respect to election of Directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the Shareholders, unless the vote of a greater number or voting by classes is required by the California Corporations Code or the Articles of Incorporation. Subject to the requirements of the next sentence, every Shareholder entitled to vote at any election for Directors shall have the right to cumulate their votes and give one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes to which their shares are entitled, or to distribute their votes on the same principle among as many candidates as they shall think fit. No Shareholder shall be entitled to cumulative votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and such Shareholder has given notice at the meeting prior to the voting of such Shareholder's intention to cumulate their votes. The candidates receiving the highest number of votes of shares entitled to vote, up to the number of Directors to be elected, shall be elected.

     SECTION 2.07     Validation of Defectively Called or Noticed Meetings.  The
                      ----------------------------------------------------
transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be as valid as a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who though present, has, at the beginning of the meeting, properly objected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice, or a consent to the holder of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the Corporation records or made a part of the minutes of the meeting.

     SECTION  2.08     Action Without Meeting.  Directors may be elected without
                       ----------------------
a  meeting  by  a  consent  in  writing,  setting  forth  the  action  so taken,


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signed  by  all of the persons who would be entitled to vote for the election of
Directors, provided that, without notice except as hereinafter set forth, a Director may be elected at any time to fill a vacancy not filled by the Directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of Directors. Any other action which, under any provision of the California Corporations Code, may be taken at a meeting of the Shareholders, may be taken without a meeting, and without notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

          (A) Unless the consents of all Shareholders entitled to vote have been solicited in writing:

               (1) Notice of any proposed Shareholder approval of, (i) a contract or other transaction with an interested Director, (ii) indemnification of an agent of the Corporation as authorized by Article V of these Bylaws, (iii) a reorganization of the corporation as defined in Section 181 of the California Corporations Code, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

               (2) Prompt notice shall be given of the taking of any other corporate action approved by Shareholders without a meeting by less than unanimous written consent, to those Shareholders entitled to vote who have not consented in writing. Such notice shall be given in the manner and shall be deemed to have been given as provided in Section 2.02 of Article II of these Bylaws.

          (B) Unless, as provided in Section 6.01 of Article VI of these Bylaws, the Board of Directors has fixed a record date for the determination of Shareholders entitled to notice of and to give such written consent, the record date for such determination shall be the day on which the first written consent is given. All such written consents shall be filed with the Secretary of the Corporation.

          (C) Any Shareholder given a written consent, or the Shareholder's proxyholders, or a transferee of the shares or a personal representative of the Shareholder or their respective proxyholders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Corporation, but may not do so


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thereafter.  Such  revocation  is effective upon its receipt by the Secretary of the  Corporation.

     SECTION  2.09     Proxies.  Every  person  entitled  to  vote  or  execute
                       -------
consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or their duly authorized agent and filed with the Secretary of the Corporation. Any proxy duly executed is not revoked and continues in full force and effect until, (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation prior to the vote pursuant thereof, (ii) the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specifies therein the length of time for which such proxy is to continue in force.

     SECTION  2.10     Inspectors  of  Election.  In  advance  of any meeting of
                       ------------------------
Shareholders, the Board of Directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, the Chairman of any such meeting may, and on the request of any Shareholder or their proxy shall, make such appointment at the meeting. The number of inspectors shall be either one (1) or three (3). If appointed at a meeting on the request of one (1) or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any Shareholder or a Shareholder's proxy shall, be filled by appointment by the board of Directors in advance of the meeting, or at the meeting by the Chairman of the meeting.

          (A)     The  duties  of  such  inspectors  shall  be  as prescribed in
Section 707 of the California Corporations Code and shall include determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all Shareholders. In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.


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          (B)     The  inspectors  of  election  shall  perform  their  duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

     SECTION  2.11     Chairman  and Secretary of Meeting.  The President, or in
                       ----------------------------------
the absence of the President, any Vice President, shall call the meeting of the Shareholders to order, and shall act as Chairman of the meeting. In the absence of the President and all the Vice Presidents, Shareholders shall appoint a Chairman at such meeting. The Secretary of the Corporation shall act as Secretary of all meetings of the Shareholders, but in the absence of the Secretary at any meeting of the Shareholders, the presiding officer shall appoint any person to act as such Secretary of the meeting.

                                   ARTICLE III

                                    DIRECTORS

     SECTION  3.01     Powers.  Subject  to  limitations  of  the  Articles  of
                       ------
Incorporation and of the California Corporations Code as to actions to be authorized or approved by the Shareholders, and subject to the duties of Directors as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Directors shall have the following powers, to wit:

     First - To select and remove all the Officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or the Bylaws, fix their compensation and require from them security for faithful service.

     Second - To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, or with the Articles of Incorporation or the Bylaws, as they may deem best.

     Third - To change the principal executive office and principal office for the transaction of the business of the Corporation from one location to another as provided in Article I, Section 1.02, hereof; to designate any place within or without the State of California for the holding of any Shareholders' meeting or


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meetings;  and  to  adopt,  make  and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

     Fourth - To authorize the issue of shares of stock of the Corporation from time to time, upon such terms as may be lawful.

     Fifth - To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

     Sixth - By resolution adopted by a majority of the authorized number of Directors, to designate an executive and other committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board of Directors, and to prescribe the manner in which proceedings of such committee shall be conducted. Unless the Board of Directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by any two (2) members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board of Directors shall govern. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have all of the authority of the Board of Directors, except with respect to:

          (a) the approval of any action for which the California Corporations Code or the Articles of Incorporation also require Shareholder approval;

          (b) the filling of vacancies on the Board of Directors or in any committee;

          (c) the fixing of compensation of the Directors for serving on the Board of Directors or on any committee;

          (d)     the  adoption,  amendment  or  repeal  of  Bylaws;

          (e) the amendment or repeal of any resolution of the Board of Directors;

          (f) any distribution to the Shareholders, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; and


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          (g)     the  appointment of other committees of the Board of Directors or  the  members  thereof.

     SECTION  3.02     Number  and  Qualification  of  Directors.  The  initial
                       -----------------------------------------
authorized number of Directors shall be one (1) until changed by amendment of the Articles of Incorporation or by a Bylaw amending this Section 3.02 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Any such amendment changing the authorized number of Directors must comply with Section 212 of the California Corporations Code, if applicable. Notwithstanding the above, so long as the Corporation has only one (1) Shareholder, the number of Directors may be one (1) or two (2), and so long as the Corporation has only two (2) Shareholders, the number of Directors may be two (2), otherwise, the Corporation shall have no fewer than three Directors.

     SECTION  3.03     Election  and  Term  of  Office.  The  Directors shall be
                       -------------------------------
elected at each annual meeting of Shareholders but, if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose. All Directors shall hold office until their respective successors are elected, subject to the California Corporations Code and the provisions of these Bylaws with respect to vacancies on the Board of Directors.

     SECTION  3.04     Vacancies.  A  vacancy in the Board of Directors shall be
                       ---------
deemed to exist in case of the death, resignation or removal of any Director, if a Director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number of Directors be increased, or if the Shareholders fail, at any annual or special meeting of Shareholders at which any Director or Directors are elected, to elect the full authorized number of Directors to be voted for at that meeting.

          (A) Vacancies in the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until their successor is elected at an annual or a special meeting of the Shareholders. A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

          (B) The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Director. Any such election


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by  written  consent  shall  require the consent of holders of a majority of the outstanding  shares  entitled  to  vote.

          (C) Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the Board of Directors accept the resignation of a Director tendered to take effect at a future time, the Board of Directors or the Shareholders shall have power to elect a successor to take office when the resignation is to become effective.

          (D) No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of their term of office.

     SECTION  3.05     Removal  of  Directors.
                       ----------------------

          (A) The entire Board of Directors, or any individual Director, may be removed from office as provided by Sections 302, 303 and 304 of the California Corporations Code. In such case, the remaining members, if any, of the Board of Directors may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

          (B) No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Directors most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

     SECTION  3.06     Place  of  Meeting.  Regular  meetings  of  the  Board of
                       ------------------
Directors shall be held at any place within or without the State which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. In the absence of such designation, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the principal executive office.


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     SECTION  3.07     Organization  Meeting.  Immediately following each annual
                       ---------------------
meeting of Shareholders, the Board of Directors shall hold a regular meeting at the place of said annual meeting or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of Officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

     SECTION  3.08     Other  Regular  Meetings.  Other  than the regular annual
                       ------------------------
meeting provided for in Section 3.07, no regular meetings of the Board of Directors shall be required to be held.

     SECTION  3.09     Special  Meetings.  Special  meetings  of  the  Board  of
                       -----------------
Directors for any purpose or purposes shall be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary or by any two (2) Directors (or by the sole Director if there shall be only one (1) Director).

          (A) Written notice of the time and place of special meetings shall be delivered personally to each Director or communicated to each Director by telephone, or by telegraph or mail, charge prepaid, addressed to them at their address as it is shown upon the records of the Corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the Directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the place in which the principal executive office of the Corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered, personally or by telephone, as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such Director.

          (B) Any notice shall state the date, place and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted at the meeting.

     SECTION  3.10     Action  Without  Meeting.  Any  action  by  the  Board of
                       ------------------------
Directors may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors and shall have the same force and effect as a unanimous vote of such Directors.

     SECTION  3.11     Action at a Meeting:  Quorum and Required Vote.  Presence
                       ----------------------------------------------
of a majority of the authorized number of Directors (or the actual number of Directors if less than three (3)) at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted in the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number, or the same number after disqualifying one (1) or more directors from voting, is required by law, by the Articles of Incorporation, or by these bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a Director, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

     SECTION 3.12     Validation of Defectively Called or Noticed Meetings.  The
                      ----------------------------------------------------
transactions of any meeting of the board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the Directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to them, signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     SECTION  3.13     Adjournment.  A  quorum  of the Directors may adjourn any
                       -----------
Directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum a majority of the Directors present at any Directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

     SECTION  3.14     Notice  of  Adjournment.  If the meeting is adjourned for
                       -----------------------
more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of adjournment. Otherwise notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned.

     SECTION  3.15     Fees  and  Compensation.  Directors  and  members  of
                       -----------------------
committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

     SECTION  3.16     Powers  of  the  Sole  Director.  Notwithstanding  any
                       -------------------------------
provisions of these Bylaws to the contrary, in the event that only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

                                   ARTICLE IV

                                    OFFICERS

     SECTION  4.01     Officers.  The  Officers  of  the  Corporation shall be a
                       --------
President, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one (1) or more Vice Presidents, one (1) or more Assistant Secretaries, one (1) or more Assistant Treasurers, and such other Officers as may be appointed in accordance with the provisions of Section 4.03 of this Article. One (1) person may hold two (2) or more offices.

     SECTION  4.02     Election.  The  Officers  of the Corporation, except such
                       --------
Officers as may be appointed in accordance with the provisions of Section 4.03 or Section 4.05 of this Article, shall be chosen annually by the Board of Directors, and each shall hold their office until they shall resign or shall be removed or otherwise disqualified to serve, or their successor shall be elected and qualified.

     SECTION  4.03     Subordinate  Officers,  Etc.  The  Board of Directors may
                       ---------------------------
appoint, and may empower the President to appoint, such other Officers as the business of the Corporation may require, each of whom shall hold office, for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     SECTION  4.04     Removal  and  Resignation.
                       -------------------------

          (A) Any Officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in case of an Officer chosen by the Board of Directors, by any Officer upon whom such power of removal may be conferred by the Board of Directors (subject, in each case, to the rights, if any, of an Officer under any contract of employment).

          (B) Any Officer may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the Corporation, without prejudice, however, to the rights, if any, of the Corporation under any contract to which such Officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION  4.05     Vacancies.  A  vacancy  in  any  office because of death,
                       ---------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

     SECTION  4.06     Chairman  of  the  Board.  The  Chairman of the Board, if
                       ------------------------
there shall be such an Officer, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to them by the Board of Directors of prescribed by the Bylaws.

     SECTION 4.07     President.  Subject to such supervisory powers, if any, as
                      ---------
may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the corporation. They shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. They shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers, and duties of management usually vested in the office of the President of a Corporation, and shall have such powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     SECTION  4.08     Vice  President.  In  the  absence  or  disability of the
                       ---------------
President, the Vice Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed to them respectively by the Board of Directors or the Bylaws.

     SECTION  4.09     Secretary.  The  Secretary  shall  record  or cause to be
                       ---------
recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of actions taken at all meetings of Directors and Shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of shares present or represented at Shareholders' meetings, and the proceedings thereof.

          (A) The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the names of the Shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

          (B) The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given, and he or she shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     SECTION  4.10     Treasurer.
                       ---------

          (A) The Treasurer shall be the Chief Financial Officer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any Director.

          (B) The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of their transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                    ARTICLE V

                     INDEMNIFICATION OF OFFICERS, DIRECTORS,
                              EMPLOYEES AND AGENTS

     SECTION 5.01     Definitions.  "Agent", as used in this Article, shall mean
                      -----------
any person who is or was a Director, Officer, employee or agent of the Corporation; or who is or was serving at the request of the Corporation, as a

Director, Officer, employee or agent of another foreign or domestic corporation, partnership, joint venture or other enterprise; or who was a Director, Officer, employee or agent of a foreign or domestic corporation that was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation. "Proceeding", as used in this Article, shall mean any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative.

     SECTION  5.02     Indemnification;  Third  Party  Actions.  The Corporation
                       ---------------------------------------
shall and hereby does indemnify any person who was or is a party or threatened to be made a party to any Proceeding (other than an action by or in the right of the Corporation) by reason of such person being or having been an Officer or a Director of the Corporation against expenses, judgments, fines, settlements and other amounts actually or reasonably incurred in, or in connection with, such Proceeding. The Corporation shall also have the power and authority to indemnify any such person by reason of such person having been an Agent other than a Director or Officer of the Corporation against all such amounts, such power to be exercised in accordance with Section 5.05 of this Article V. But in all events the Corporation shall indemnify or shall authorize indemnification only if such person, in his capacity as an agent, acted in good faith and in a manner such person reasonably believed to be in the best interest of the Corporation and, in the case of a criminal Proceeding, such person also had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere shall not, of itself, create a presumption that the person did not act in good faith or in a manner which the person reasonably believed to be in the best interest of the Corporation or that the person had reasonable cause to believe the conduct was unlawful.

     SECTION  5.03     Indemnification;  Actions  by  or  in  the  Right  of the
                       ---------------------------------------------------------
Corporation.  The  Corporation  shall  have the power and authority, pursuant to
-----------
Articles V and VI of its Articles of Incorporation, as amended, and to Section 204 and Section 317 of the California Corporations Code, to provide indemnification in excess of that expressly permitted by Section 317 of the California Corporations Code. The Corporation shall and hereby does indemnify any person who is or was a party or threatened to be made a party to any Proceeding, by or in the right of the Corporation, by reason of such person being or having been an Officer or Director of the Corporation against expenses, judgments, fines, settlements and other amounts reasonably and actually incurred or in connection with such Proceeding. The Corporation shall have the power and authority to indemnify any such person by reason of such person having been an agent other than an Officer or Director of the Corporation against all such amounts, such power to be exercised in accordance with Section 5.05 of this
Article V. But in all events the Corporation shall not indemnify and shall not authorize indemnification of any such person for acts or omissions or transactions:

          (1) that involved intentional misconduct or a knowing and culpable violation of the law;

          (2) that such person believed were contrary to the best interest of the Corporation or its Shareholders or that involved an absence of such person's good faith:

          (3)     from  which such person derived any improper personal benefit;

          (4) that show a reckless disregard of such person's duty to the Corporation or its Shareholders in circumstances in which the agent was aware; or should have been aware, of risk of serious injury to the Corporation or its Shareholders;

          (5) constitute an unexcused pattern of inattention to such person's duty to the Corporation or its Shareholders, amounting to an abdication of that duty;

          (6)     described  in Section 310 of the California Corporations Code;
or

          (7)     described  in Section 316 of the California Corporations Code.

     The Corporation, however, notwithstanding any of the foregoing, shall not provide indemnification to any such person in circumstances expressly prohibited by Section 317 of the California Corporations Code.

     SECTION  5.04     Success  Upon the Merits.  To the extent that an agent of
                       ------------------------
the Corporation has been successful on the merits in defense of any Proceeding (whether or not by or in the right of the Corporation) or in defense of any claim, issue or matter therein, the Corporation shall indemnify such agent against any and all expenses reasonably and actually incurred by the agent in connection therewith.

     SECTION  5.05     Authorization  of Indemnification.  Unless this Article V
                       ---------------------------------
provides directly the indemnification of an agent, indemnification shall be made by the Corporation hereunder only if it has been determined that the agent's indemnification is proper under the circumstances because the agent has met the applicable standard of conduct set forth in Section 5.02 or Section 5.03 of this Article V and the indemnification has been authorized by any one of the following:

          (1) a majority vote of a quorum consisting of Directors who are not parties to such Proceedings;

          (2) if such a quorum cannot be obtained, by independent legal counsel, selected by majority vote of the Directors, in a written opinion;

          (3) approval of the Shareholders, in accordance with Section 153 of the California Corporations Code, which shares owned by the person or persons to be indemnified not being entitled to vote; or

          (4) a court in which such Proceeding is or was pending, upon application, made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the Corporation.

     SECTION  5.06     Elimination  or  Limitation of Director's Liability.  The
                       ---------------------------------------------------
Corporation hereby, pursuant to Article V of its Article of Incorporation as amended and to Section 204 and Section 317 of the California Corporations Code, eliminates the personal liability of its Directors for monetary damages in an action, brought by or in the right of the Corporation, for breach of the Director's duty to the Corporation and its Shareholders, provided that the Director's liability does not arise from acts or omissions or transactions of the kind and nature set forth in Section 5.03(a) - (g) of this Article V. Such elimination of liability shall be provided only to Directors and only for their acts, omissions and transactions committed in their capacity as Directors.

     SECTION  5.07     Indemnification  of  Non-Parties.  The  Corporation shall
                       --------------------------------
have the power and authority to indemnify any person who is not a party to a Proceeding but is involved therein as a witness or otherwise by reason of such person being or having been an agent of the Corporation against any and all expenses reasonably and actually incurred therein in connection with such participation or involvement in such Proceeding. Any such indemnification of such agents, not parties but otherwise involved in such Proceedings, shall be subject to authorization in accordance with Section 5.05 of this Article V.

     SECTION 5.08     Authority to Advance Expenses.  The Corporation shall have
                      -----------------------------
the power and authority to advance expenses incurred in any Proceeding prior to final disposition of such Proceeding but only upon receipt by the Corporation of an undertaking by or on behalf of the agent to repay such amount if it shall be determined ultimately that such agent is not entitled to be indemnified by the Corporation, under this Article V or otherwise.

     SECTION  5.09    Provisions Nonexclusive.  Any indemnification provided by
                      -----------------------
or authorized pursuant to this Article V shall not be exclusive of any other rights to which such person may be entitled under any agreement or contract, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any agreement or contract is inconsistent with this Article V, such agreement or contract shall take precedence. Nothing contained in this Article V shall affect any right of indemnification to which persons other than Directors and Officers of this Corporation may be entitled, by agreement, contract or otherwise.

     SECTION  5.10    Authority to Insure.  The Corporation may but shall not be
                      -------------------
obligated to purchase and maintain insurance to protect itself and any agent against any expense asserted against or reasonably and actually incurred by such person, whether or not the Corporation would have the power to indemnify the agent against such expense under applicable law or the provisions of this
Article  V.

     SECTION  5.11    Survival  of  Rights.  The  rights  to  indemnification
                      --------------------
provided by, or authorized pursuant to, this Article V shall continue as to a person who has ceased to be an agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     SECTION  5.12    Settlement of Claims.  The Corporation shall not be liable
                      --------------------
to indemnify any agent under this Article V (a) for any amounts paid in settlement of any action or claim effected without the Corporation's written consent; or (b) for any judicial award, if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

     SECTION  5.13    Effect  of  Amendment.  Any  amendment,  repeal  or
                      ---------------------
modification of this Article V shall be wholly prospective and shall not affect adversely any right to indemnification of any Agent provided herein, or any elimination of Director's liability provided herein, existing at the time of such amendment, repeal or modification.

     SECTION  5.14    Subrogation.  In  the event of payment under this Article
                      -----------
V, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the agent to be indemnified, who shall execute all documents that may be reasonable or necessary for the Corporation to secure such rights, including the execution of such documents reasonable or necessary to enable the Corporation effectively to bring suit to enforce such rights.

     SECTION  5.15    No  Duplication  of  Payments.  The Corporation shall not
                      -----------------------------
make any payment in connection with any claim made against the agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote or otherwise) of the amounts otherwise indemnifiable hereunder.

     SECTION  5.16    Indemnification of Fiduciaries of Employee Benefit Plans.
                      --------------------------------------------------------
This Article V does not apply to any Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent. The Corporation shall have the power and authority to indemnify such a trustee, investment manager or other fiduciary to the extent permitted by Section 207(f) of the California Corporations Code.

                                   ARTICLE VI

                                  MISCELLANEOUS

     SECTION 6.01     Record Date.  The Board of Directors may fix a time in the
                      -----------
future as a record date for the determination of the Shareholders entitled to notice of and to vote at any meeting of Shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting, nor more than sixty (60) days prior to any other event for the purposes of which it is fixed. When a record date is so fixed, only Shareholders of record on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided in the Articles of Incorporation or Bylaws.

     SECTION 6.02     Inspection of Corporate Records.  The accounting books and
                      -------------------------------
records, the record of Shareholders, and minutes of proceedings of the Shareholders and the Board of Directors and committees of the Board of Directors of the Corporation and any subsidiary of this Corporation shall be open to inspection upon the written demand on the Corporation of any Shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a Shareholder or as the holder of such voting trust certificate. Such inspection by a Shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

          (A) A Shareholder or Shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the Corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of Directors of the Corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of Shareholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the Corporation and to obtain from the transfer agent for the Corporation, upon written demand and upon the tender of its usual charges, a list of the Shareholders' names and addresses, who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the Shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

          (B) Every Director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation. Such inspection by a Director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

     SECTION  6.03     Checks,  Drafts, Etc.  All checks, drafts or other orders
                       --------------------
for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

     SECTION  6.04     Annual  and  Other  Reports.  The  annual  report  to
                       ---------------------------
Shareholders referred to in Section 1501 of the California Corporations Code is expressly waived so long as the Corporation has less than 100 holders of record of its shares, but nothing herein shall be interpreted as prohibiting the Board of Directors of the Corporation from issuing annual or other periodic reports to Shareholders. Upon having one hundred (100) Shareholders, the Board of Directors of the Corporation shall cause an annual report to be sent to the Shareholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year as required by Section 1501 of the California Corporations Code.


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     SECTION  6.05     Contracts,  Etc.,  How Executed.  The Board of Directors,
                       -------------------------------
except as otherwise provided in the bylaws, may authorize any Officer or Officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances, and, unless so authorized by the Board of Directors, no Officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

     SECTION  6.06     Certificate  for  Shares.  Every  holder of shares in the
                       ------------------------
Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman or Vice-Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the Shareholder. Any of the signatures on the certificate may be facsimile, provided that in such event at least one signature, including that of either Officer or the Corporation's registrar or transfer agent, if any, shall be manually signed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an Officer, transfer agent or registrar at the date of issue.

          (A) Any such certificate shall also contain such legend or other statement as may be required by Section 417 or 418 of the California Corporations Code, the Corporate Securities Law of 1968, the federal securities laws, and any agreement between the Corporation and the issuee thereof.

          (B) Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the Bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment thereof.

          (C) No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (i) the old certificate is lost, apparently destroyed or wrongfully taken; (ii) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (iii) the request for the issuance of a new certificate is made prior to the receipt of notice by the Corporation that the old certificate has been acquired by a bona fide purchaser;
(iv) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the Corporation; and (v) the owner satisfies any other reasonable requirements imposed by the Corporation. In the event of the issuance of a new certificate, the rights and liabilities of the Corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Section 8104 and 8405 of the California Commercial Code.

     SECTION  6.07     Representation  of  Shares  of  Other  Corporations.  The
                       ---------------------------------------------------
President or any Vice President and the Secretary or any Assistant Secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said Officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such Officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said Officers.

     SECTION  6.08     Inspection  of Bylaws.  The Corporation shall keep in its
                       ---------------------
principal executive office in California, or if its principal executive office is not in California, then at its principal business office in California (or otherwise provided upon written request of any shareholder) the original or a copy of the Bylaws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the Shareholders at all reasonable times during office hours.

     SECTION  6.09     Annual Statement of General Information.  The Corporation
                       ---------------------------------------
shall, in a timely manner, in each year, file with the Secretary of State of California, on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with California Corporations Code Section 1502.

     SECTION  6.10     Financial  Statements.
                       ---------------------

          (A) A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for twelve (12) months from the date of its execution, and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of such statement or a copy shall be made for any such Shareholder.

          (B) If a Shareholder or Shareholders holding at least 25% of the outstanding shares of any class of stock of the Corporation make a written request to the Corporation for an Income Statement of the Corporation for the three month, six month or nine month period of the then current fiscal year ended more than thirty (30) days prior to the date of the request, and a Balance Sheet of the Corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or by mail such statement or statements to the person making the request within thirty (30) days after the receipt of such request. If the Corporation has not sent to the Shareholders its Annual Report for the last fiscal year, this report shall likewise be delivered or mailed to such Shareholder or Shareholders within thirty (30) days after such request.

          (C) The Corporation also shall, upon the written request of any Shareholder, mail to the Shareholder a copy of the last annual, semi-annual or quarterly Income Statement which it has prepared and a Balance Sheet as of the end of such period. This quarterly Income Statement and Balance Sheet referred to in this Section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the Corporation or the certificate of authorized officer of the Corporation such that financial statements were prepared without audit from the books and records of the Corporation.

     SECTION  6.11     Construction  and  Definitions.  Unless  the  context
                       ------------------------------
otherwise requires, the general provisions, rules of construction and definitions contained in the California Corporations Code shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term
"person"  includes  a  Corporation  as  well  as  a  natural  person.

                                   ARTICLE VII

                                   AMENDMENTS

     SECTION 7.01     Power of Shareholders.  New Bylaws may be adopted or these
                      ---------------------
Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of Shareholders entitled to vote such shares, except as otherwise provided by law or by the Articles of Incorporation.


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
     SECTION  7.02     Power of Directors.  Subject to the right of Shareholders
                       ------------------
as provided in Section 7.01 of this Article VII to adopt, amend or repeal Bylaws, other than a Bylaw or amendment thereof changing the authorized number of Directors, may be adopted, amended or repealed by the Board of Directors.

     SECTION  7.03     Record of Amendments.  Whenever an amendment or new Bylaw
                       --------------------
is adopted, it shall be copies in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

                            CERTIFICATE OF SECRETARY


     I,  the  undersigned,  do  hereby  certify:

     1.     That  I  am  the  duly  elected  and  acting  Secretary  of  SEQUIAM
ACQUISITIONS,  INC,  a  California  corporation  (the  "Corporation");  and

     2. That the foregoing Bylaws, comprising twenty-five (25) pages, constitute the Bylaws of the Corporation as duly adopted by Written Consent of the Directors of the Corporation.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation effective as of the 14th day of February, 2002.



                              ___________________________________
                              GREGORY  M.  WALTERS,  Secretary


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